UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

JERNIGAN CAPITAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Jernigan Capital, Inc.
March 21, 2018
To our Stockholders:
You are cordially invited to attend the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Jernigan Capital, Inc. Our Annual Meeting will be held on Wednesday, May 2, 2018, at 9:00 a.m. Eastern Daylight Time, at the Loews Atlanta Hotel, 1065 Peachtree Street NE, Atlanta, Georgia, 30309. The Notice of Annual Meeting of Stockholders and Proxy Statement, both of which accompany this letter, provide details regarding the business to be conducted at the meeting, as well as other important information about us.
Following the meeting, management will review our 2017 fiscal year and provide a report on our progress, including recent developments. Stockholders will also have the opportunity to ask questions about us.
In accordance with the “e-proxy” rules promulgated by the U.S. Securities and Exchange Commission, we are pleased to continue the practice of furnishing proxy materials to our stockholders over the Internet. Accordingly, on or about March 21, 2018, we will mail to our stockholders (other than those stockholders who have previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials. On the date of the mailing of the Notice of Internet Availability of Proxy Materials, all stockholders of record and beneficial owners will have the ability to access all of our proxy materials referred to in the Notice of Internet Availability of Proxy Materials on the Internet website cited therein and in the accompanying Proxy Statement. These proxy materials will be available free of charge. The e-proxy rules afford us the opportunity to realize cost savings on the printing and distribution of our proxy materials, and we hope that if possible and convenient, you will avail yourself of this option.
Along with the other members of the Board of Directors and management, I look forward to greeting you at the meeting if you are able to attend.
Cordially,
Dean Jernigan

Chairman of the Board of Directors and Chief
Executive Officer

JERNIGAN CAPITAL, INC.
6410 Poplar Avenue, Suite 650
Memphis, Tennessee 38119
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, MAY 2, 2018

TIME, DATE & PLACE
The 2018 Annual Meeting of Stockholders (the “Annual Meeting”) will be held at 9:00 a.m. Eastern Daylight Time, on Wednesday, May 2, 2018, at the Loews Atlanta Hotel, 1065 Peachtree Street NE, Atlanta, Georgia, 30309.
ITEMS OF BUSINESS
Holders of our common stock will consider and vote on the following items at the Annual Meeting:
1.
The election of the five directors named herein to serve a one-year term and until their successors have been duly elected and qualified;

2.
The ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2018; and

3.
The transaction of such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Holders of our Series A Preferred Stock will consider and vote on the following items at the Annual Meeting:
1.
The election of the director named herein to serve a one-year term and until his successor has been duly elected and qualified.

The Proxy Statement accompanying this notice describes each of these items of business in detail.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ALL
DIRECTOR NOMINEES AND FOR THE RATIFICATION OF GRANT THORNTON LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
WHO MAY VOTE
Stockholders of record at the close of business on Tuesday, March 13, 2018 (the “Record Date”), are entitled to receive this notice and vote at the Annual Meeting and any adjournment or postponement of the Annual Meeting. As of the close of business on the Record Date, we had 14,447,043 shares of our common stock outstanding.

HOW TO VOTE
Your vote is important. Please refer to the accompanying Proxy Statement for information regarding your voting options. Even if you plan to attend the Annual Meeting, please take advantage of one of the advance voting options to assure that your shares are represented at the Annual Meeting. You may revoke your proxy at any time before it is voted by following the procedures described in the accompanying Proxy Statement.
By Order of the Board of Directors
Kelly P. Luttrell
Corporate Secretary
Memphis, Tennessee
March 21, 2018
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on May 2, 2018.
The Notice of Internet Availability of Proxy Materials, Notice of Annual Meeting of Stockholders, Proxy Statement and the 2017 Annual Report on Form 10-K are available at http://www.proxyvote.com.

i

JERNIGAN CAPITAL, INC.
6410 Poplar Avenue Suite 650
Memphis, Tennessee 38119
PROXY STATEMENT FOR THE
2018 ANNUAL MEETING OF STOCKHOLDERS
Jernigan Capital, Inc. is soliciting proxies from the holders of the Company’s issued and outstanding shares of common stock, par value $0.01 per share (the “common stock”) and Series A Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”) in connection with our 2018 Annual Meeting of Stockholders (“Annual Meeting”) and your vote is very important. For this reason, our board of directors (“Board of Directors”) requests that you allow your shares to be represented at the Annual Meeting by the proxies named on the applicable enclosed Proxy Card. In connection with our solicitation of proxies, we are mailing this Proxy Statement and our 2017 Annual Report on Form 10-K to stockholders and making such materials available on the Internet beginning on or about March 21, 2018.
In this Proxy Statement, terms such as “JCAP”, “we,” “us” and “our” refer to Jernigan Capital, Inc.
INFORMATION ABOUT THE MEETING
When is the Annual Meeting?
Our Annual Meeting will be held Wednesday, May 2, 2018, at 9:00 a.m. Eastern Daylight Time.
Where will the Annual Meeting be held?
Our Annual Meeting will be held at the Loews Atlanta Hotel, 1065 Peachtree Street NE, Atlanta, Georgia, 30309.
What items will be voted on at the Annual Meeting?
Holders of our common stock will consider and vote on the following items at the Annual Meeting:
1.
The election of the five directors named herein to serve a one-year term and until their successors have been duly elected and qualified;

2.
The ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2018; and

3.
The transaction of such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Holders of our Series A Preferred Stock will consider and vote on the following item at the Annual Meeting:
1.
The election of the director named herein to serve a one-year term and until his successor has been duly elected and qualified.

As of the date of this Proxy Statement, we are not aware of any other matters that will be presented for action at the Annual Meeting.
What are the Board of Directors’ voting recommendations?
Our Board of Directors recommends that the common stockholders vote:
1.
“FOR” the election of the five directors named herein to serve a one-year term and until their successors have been duly elected and qualified; and

2.
“FOR” the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2018.

If any other matter properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

Our Board of Directors recommends that the holders of the Series A Preferred Stock vote:
1.
“FOR” the election of the director named herein to serve a one-year term and until his successor has been duly elected and qualified.

Do directors attend the Annual Meeting?
We do not require our directors to attend our Annual Meeting, but our Board of Directors encourages its members to attend. All of our directors attended our 2017 annual meeting of stockholders either in person or via telephone.

INFORMATION ABOUT VOTING
Who is entitled to vote at the Annual Meeting?
Only holders of record of our common stock at the close of business on the record date, March 13, 2018 (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote the shares that they held on the Record Date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. Each share of common stock is entitled to one vote on all matters presented to common stockholders for vote at the Annual Meeting. As of the close of business on the Record Date, we had 14,447,043 shares of common stock outstanding.
Holders of record of our Series A Preferred Stock as of the close of business on the Record Date are entitled to vote for the director named herein to be elected at the Annual Meeting by the holders of Series A Preferred Stock. As of the close of business on the Record Date, we had 60,000 shares of Series A Preferred Stock outstanding.
Stockholders of Record: Shares Registered in Your Name.   If on the Record Date, your shares were registered directly in your name with our transfer agent, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the Proxy Card, or vote by proxy over the telephone or on the Internet as instructed below, to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee.   If on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other nominee, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. The organization holding your account is the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid legal proxy from your broker or other nominee.
Who can attend the Annual Meeting?
All holders of our common stock and Series A Preferred Stock at the close of business on the Record Date (March 13, 2018), or their duly appointed proxies, are authorized to attend the Annual Meeting. Admission to the meeting will be on a first-come, first-served basis. If you attend the meeting, you must present valid photo identification, such as a driver’s license or passport, before being admitted. Cameras, recording devices and other electronic devices will not be permitted at the meeting. For directions to the Annual Meeting, contact Investor Relations at (901) 567-9580 or by email at investorrelations@jernigancapital.com.
Please also note that if you are the beneficial owner of shares held in “street name” (that is, through a bank, broker or other nominee), you will also need to bring a copy of the brokerage statement or other correspondence from your broker or nominee reflecting your share ownership as of the Record Date.
Why am I being asked to review materials online?
In accordance with rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of the Company’s proxy materials to each stockholder, the Company is furnishing proxy materials, including this Proxy Statement and the Annual Report on Form 10-K, by providing access to such documents on the Internet rather than mailing printed copies of the materials. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) has been sent to most of the Company’s stockholders with instructions on how to access and review the proxy materials on the Internet. The Notice of Internet Availability also provides instructions on how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of the Company’s proxy materials, please follow the instructions for requesting such materials in the Notice of Internet Availability.

How do I vote my shares?
Stockholders of Record:   If you are a stockholder of record (that is, your shares are registered directly in your name with our transfer agent) you may vote your shares in person or by proxy:
In Person:   You may attend the Annual Meeting and vote in person.
By Proxy:   You may vote by telephone, on the Internet or by mail. We encourage you to vote by telephone or Internet, both of which are convenient, cost-effective, and reliable alternatives to returning your Proxy Card by mail.
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By Telephone:   If you request or otherwise receive printed copies of the proxy materials by mail, you will receive a proxy card and you may vote by proxy by calling the toll free number found on the proxy card.

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On the Internet:   You may vote on the Internet by going to www.proxyvote.com or from a smart phone, scanning the QR Barcode on the Notice of Internet Availability or Proxy Card. Have the information that is in the box marked by the arrow on the Notice of Internet Availability or Proxy Card available and follow the instructions. If you vote on the Internet, you do not have to mail in a Proxy Card.

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By Mail:   You can vote by requesting a paper copy of the materials, which will include a proxy card, completing and signing your proxy card and mailing it in your own envelope. To request materials, please go to www.proxyvote.com, call 1-800-579-1639, or send a blank email with the information that is printed in the box marked by the arrow on your Notice of Internet Availability in the subject line to sendmaterial@proxyvote.com.

Beneficial Owners:   If you are a beneficial owner (that is, your shares are held in an account with a brokerage firm, bank, dealer or other nominee), you will receive instructions from that entity describing how to vote your shares. To vote at the Annual Meeting, beneficial owners will need to contact the brokerage firm, bank, dealer or nominee that holds their shares to obtain a “legal proxy” to bring to the meeting.
What if I have shares of restricted stock?
Holders of shares of restricted stock have the right to vote their shares by any of the voting means described above for record holders.
How will my vote be cast?
Common Stock:
Your vote will be cast in accordance with the instructions you provided via telephone, Internet or Proxy Card. If you submit an executed Proxy Card without marking any voting selections, your shares of common stock will be voted as follows:
1.
“FOR” the election of the five nominees named herein to serve on the Board of Directors; and

2.
“FOR” the ratification of the selection of Grant Thornton LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

Series A Preferred Stock:
Your vote will be cast in accordance with the instructions you provided on your Proxy Card. If you submit an executed Proxy Card without marking any voting selections, your shares of Series A Preferred Stock will be voted as follows:
1.
“FOR” the election of the nominee named herein to serve on the Board of Directors.

Dean Jernigan, the Chief Executive Officer of the Company, and John A. Good, the President and Chief Operating Officer of the Company, were named by the Board of Directors as proxy holders. They will vote all proxies, or record an abstention or withholding, in accordance with the directions on the proxy.

If no contrary direction is given, the shares will be voted as recommended by the Board of Directors. If any additional matters are properly presented at the meeting, Messrs. Jernigan and Good will vote your shares in their best judgment. Votes will be counted by Broadridge Financial Solutions, the inspector of election appointed for the Annual Meeting.
If your shares are held in street name (that is, you are a beneficial owner), you need to follow the instructions of the brokerage firm, bank, dealer or other nominee regarding how to instruct that entity to vote your shares. If you are a beneficial owner and do not provide voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when brokers are not permitted to vote on that matter without instructions from beneficial owners and instructions are not given by one or more beneficial owners. A broker is not entitled to vote on the election of directors unless the broker receives voting instructions from the beneficial owner. The shares of a beneficial owner whose shares are not voted because of a broker non-vote on a particular matter will be counted for purposes of determining whether a quorum is present at the Annual Meeting so long as the beneficial owner is represented by proxy. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered present and entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained. Brokers will be permitted to vote without voting instructions on the ratification of the selection of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm, assuming that a quorum is obtained.
Can I change my vote?
Yes. A subsequent vote by any means will change your prior vote. For example, if you are a record holder who voted by telephone, a subsequent Internet vote will change your vote. The last vote received prior to the Annual Meeting will be the one counted. If you are a stockholder of record, you may also change your vote by voting in person at the Annual Meeting. A stockholder of record also may revoke a properly executed proxy at any time before its exercise by submitting a letter addressed to, and received by, our Corporate Secretary, at 6410 Poplar Avenue, Suite 650, Memphis, Tennessee 38119.
If your shares are held in street name, you should follow the instructions provided by your brokerage firm, bank, dealer or other nominee to change your vote.
How many votes are needed to approve each proposal?
With respect to the proposals to be approved by the holders of our common stock:
1.
For the election of directors, a plurality of all votes cast “For” a nominee shall be sufficient for the nominee to be elected.

2.
Stockholder approval for the ratification of the appointment of our independent registered public accounting firm is not required, but the Board of Directors is submitting the selection of Grant Thornton LLP for ratification in order to obtain the views of our stockholders. This proposal will be approved if the votes cast “For” the proposal exceed the votes cast “Against” the proposal. Abstentions will have no legal effect on whether this proposal is approved. The Audit Committee will consider a vote against the firm by the stockholders in selecting our independent registered public accounting firm in the future.

Abstentions and broker non-votes will not be included in the total of votes cast on any proposal and will not affect the outcome of any vote, although they will be considered present for purposes of determining the presence of a quorum.
With respect to the proposals to be approved by the holders of our Series A Preferred Stock:
1.
For the election of the director, a majority of the votes entitled to be cast “For” the nominee shall be sufficient for the nominee to be elected.

Abstentions of holders of Series A Preferred Stock will have the same effect as a vote against the nominees.

How many shares must be present to constitute a quorum for the meeting?
A quorum of stockholders is necessary to hold a valid meeting. In order to have a quorum for the transaction of business by the holders of common stock, holders of common stock entitled to cast a majority of all the votes entitled to be cast by the holders of common stock at the Annual Meeting must be present in person or by proxy. On the Record Date, there were 14,447,043 shares of common stock outstanding and entitled to vote. Thus, 7,223,522 shares of common stock must be represented by stockholders present in person or by proxy at the Annual Meeting to have a quorum for the transaction of business by the holders of common stock.
In order to have a quorum for the transaction of business by the holders of Series A Preferred Stock, holders of Series A Preferred Stock entitled to cast a majority of all the votes entitled to be cast by the holders of Series A Preferred Stock must be present in person or by proxy. On the Record Date, there were 60,000 shares of Series A Preferred outstanding and entitled to vote. Thus, 30,001 shares of Series A Preferred Stock must be represented by stockholders present in person or by proxy at the Annual Meeting to have a quorum for the transaction of business by the holders of the Series A Preferred Stock.
Proxies received but marked as abstentions, if any, will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes. Because this proxy includes a “routine” management proposal, shares represented by “broker non-votes” also will be counted in determining whether there is a quorum present. All of the shares of Series A Preferred Stock are held in registered form, and as such, no shares of Series A Preferred Stock will be represented by “broker-non votes.” If there is not a quorum present with respect to either class of stock entitled to vote at the Annual Meeting, the Company will be forced to reconvene the Annual Meeting at a later date in order to vote on the matters holders of the class of stock for which a quorum was not present are entitled to vote.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final results will be disclosed in a Current Report on Form 8-K, which can be found on the “Investor Relations” page of our website (http://investors.jernigancapital.com) following the report’s filing with the SEC within four business days of the Annual Meeting. Information from our website is not incorporated by reference into this Proxy Statement.
ADDITIONAL INFORMATION
How and when may I submit a stockholder proposal for the 2019 Annual Meeting?
If a common stockholder wants to include a stockholder proposal in the Proxy Statement for the Company’s 2019 Annual Meeting of Stockholders, your stockholder proposal must be delivered to the Company not later than November 21, 2018 and it must satisfy the rules and regulations of the SEC to be eligible for inclusion in the Proxy Statement for that meeting. If the date of the Company’s 2019 Annual Meeting of Stockholders changes by more than 30 days from the date that is the first anniversary of the 2018 Annual Meeting, then the deadline is a reasonable time before the Company begins to print and mail proxy materials for the 2019 Annual Meeting.
If a common stockholder wants to submit a stockholder proposal for the Company’s 2019 Annual Meeting of Stockholders not for inclusion in the Company’s proxy materials or wants to submit a director nomination, your stockholder proposal or director nomination must be delivered to the Company not earlier than October 22, 2018 and not later than November 21, 2018. However, in the event that the date of the 2019 Annual Meeting is advanced or delayed by more than thirty (30) days from May 2, 2019, in order for notice by the stockholder to be timely, such notice must be so delivered not earlier than the one hundred fiftieth (150th) day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the one hundred twentieth (120th) day prior to the date of such annual meeting, as originally convened, or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Your notice must also include the information required by the Company’s Amended and Restated Bylaws.

Stockholder proposals must be sent to Jernigan Capital, Inc., 6410 Poplar Avenue, Suite 650, Memphis, Tennessee 38119, Attention: Corporate Secretary. Our Amended and Restated Bylaws are also available by contacting the Corporate Secretary at the above address.
How can I obtain the Annual Report on Form 10-K?
Our Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the SEC, including the financial statements, and financial statement schedules is being provided along with this Proxy Statement. Our Annual Report on Form 10-K for the year ended December 31, 2017, including all exhibits may be obtained from the SEC Filings and Reports link on the Investor Relations page of our website at http://investors.jernigancapital.com or received free of charge by writing Investor Relations at Jernigan Capital, Inc., 6410 Poplar Avenue, Suite 650, Memphis, Tennessee 38119.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to solicitation by proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We also will reimburse brokerage firms, dealers and other nominees for the cost of forwarding proxy materials to beneficial owners.
How many copies should I receive if I share an address with another stockholder?
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single Proxy Statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.
We and some brokers household proxy materials, delivering one copy of proxy materials to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. If you are a registered holder who participates in householding, householding will continue until you are notified otherwise or until you notify us to discontinue householding. If you are a registered holder who participates in householding and wish to receive a separate Notice of Internet Availability or set of proxy materials for the Annual Meeting, please contact Broadridge Financial Solutions, Inc. by calling 1-800-542-1061 or by writing to Broadridge Financial Solutions, Inc., Attn. Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Registered stockholders who share the same address and who wish to receive a single copy of proxy materials per household in the future may contact American Stock Transfer & Trust Co. by calling 1-800-937-5449. Beneficial owners should contact their broker or other nominee to request information about householding.
Whom should I contact if I have any questions?
If you have any questions about the Annual Meeting, these proxy materials or your ownership of our common stock, please contact our Corporate Secretary at 6410 Poplar Avenue, Suite 650, Memphis, Tennessee 38119, email investorrelations@jernigancapital.com or call (901) 567-9580.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Information Regarding Nominees for Election by Common Stockholders
Our Board of Directors has nominated Dean Jernigan, Mark O. Decker, John A. Good, Howard A. Silver, and Dr. Harry J. Thie, all of whom are currently serving as directors, for election as directors by the holders of our common stock for a term of one year and until their successors are duly elected and qualified. We have no reason to believe that any nominee for director will not agree or will be unavailable to serve as a director if elected. However, should any nominee become unable or unwilling to serve, the proxies may be voted for a substitute nominee or the vacancy may remain open until filled by our Board of Directors. Directors are elected by holders of our common stock by a plurality vote. Therefore, the five director nominees receiving the highest number of  “FOR” votes will be elected by the common stockholders.
Our Board of Directors believes that it is necessary for our directors to possess a variety of backgrounds and skills in order to provide a broad voice of experience and leadership. When searching for new candidates, the Nominating and Corporate Governance Committee considers the evolving needs of our Board of Directors and searches for candidates that fill any current or anticipated future gap. When considering new directors, the Nominating and Corporate Governance Committee considers the amount of business management experience and education of a candidate, industry knowledge, conflicts of interest, public company experience, integrity and ethics, and commitment to the goal of maximizing stockholder value. The Nominating and Corporate Governance Committee does not have a policy about diversity, but does seek to provide our Board of Directors with a depth of experience and differences in viewpoints and skills. In considering candidates for our Board of Directors, the Nominating and Corporate Governance Committee considers both the entirety of each candidate’s credentials and the current and potential future needs of our Board of Directors. With respect to the nomination of continuing directors for re-election, the individual’s contributions to our Board of Directors are also considered.
All of our directors bring unique skills to our Board of Directors, integrity, high ethical standards and a dedication to representing our stockholders. Certain individual qualifications and skills of our directors that contribute to our Board of Directors’ effectiveness as a whole are described below.
Information regarding each of the nominees for director is set forth below.
NOMINEES FOR ELECTION
Set forth below are the nominees for director, for terms expiring at the 2019 Annual Meeting and until their successors have been duly elected and qualified.
DEAN JERNIGAN
Mr. Jernigan, age 72, is Chairman of our Board of Directors and our chief executive officer, having served as a director since our inception in October 2014. He is also chief executive officer and a principal owner of JCAP Advisors, LLC (our “Manager”). From April 2006 to December 2013, he served as Chief Executive Officer and a member of the board of trustees of CubeSmart (NYSE: CUBE), a publicly traded self-storage REIT. From 2004 to April 2006, Mr. Jernigan served as President of Jernigan Property Group, LLC, a Memphis-based company that formerly owned and operated self-storage facilities in the United States. From 2002 to 2004, Mr. Jernigan was a private investor. From 1984 to 2002, he was Chairman of the Board and Chief Executive Officer of Storage USA, Inc., which was a publicly traded self-storage REIT from 1994 to 2002. Mr. Jernigan served as a member of National Association of Real Estate Investment Trusts’ (NAREIT) Board of Governors from 1995 to 2002, and as a member of its Executive Committee from 1998 to 2002. From 1999 until its acquisition in May 2012, Mr. Jernigan also served on the board of directors of Thomas & Betts, Inc., which was a publicly traded electrical components and equipment company. Mr. Jernigan was also a member of, and the lead independent director for, the Board of Directors of Farmland Partners, Inc., a publicly-traded farmland REIT, having served in such role from the company’s initial public offering in April 2014 until November 20, 2015. We believe Mr. Jernigan’s significant experience in the self-storage REIT sector and broad public company executive experience adds value to our Board of Directors.

MARK O. DECKER
Mr. Decker, age 69, has been a member of our Board of Directors since March 2015. Mr. Decker is currently self-employed as a real estate capital markets advisor. Prior to becoming an advisor, he was Vice Chair of BMO Capital Markets, a position he held from January 2014 – December 2016. Prior to becoming Vice Chair, Mr. Decker from September 2011 to January 2014 served as BMO’s Head of U.S. real estate investment and corporate banking. Before BMO Capital Markets, Mr. Decker was a managing director and co-group head of the real estate investment banking group at Morgan Keegan from February 2011 to September 2011. Prior to Morgan Keegan, from May 2004 to February 2011 he was a managing director and head of the real estate group at Robert W. Baird and Co. Incorporated. Before joining Baird, Mr. Decker founded the real estate investment banking group at Ferris Baker Watts, Inc in 2000. Mr. Decker began his investment banking career in 1997 when he joined Friedman, Billings Ramsey and Co. as a managing director. He served as President and principal spokesman of the REIT industry and its national trade association, NAREIT, from 1985 to 1997. Concurrently, he served as chief staff executive of the Pension Real Estate Association (“PREA”) from 1985 to 1990. Before his career in real estate capital markets and investment banking, Mr. Decker served in the White House during the Nixon and Ford administrations. He is the 1997 recipient of the NAREIT Leadership Award. Mr. Decker holds a J.D. from Antonin Scalia Law School, and a B.S. in Education from Kent State University. We believe Mr. Decker’s expertise in the REIT industry, financial acumen and investment banking background are a significant value to our Board of Directors.
Committees:   Audit, Compensation (Chairman), Nominating & Corporate Governance
JOHN A. GOOD
Mr. Good, age 60, is our President and Chief Operating Officer and holds the same positions with our Manager. He has been a director since June 2015. Prior to joining us, Mr. Good was a partner and co-head of the REIT practice group of Morrison & Foerster LLP, a global law firm. From 1999 to 2013, Good was a partner, multi-term executive committee member and head of the REIT practice at Bass, Berry & Sims PLC and prior to that was a stockholder and chair of the securities and M&A practice group at Baker, Donelson, Bearman, Caldwell and Berkowitz P.C. Since January 2018, Mr. Good has served on the board of directors, as chairman of the compensation committee and as a member of the nominating and corporate governance committee of Farmland Partners Inc., a publicly-traded farmland REIT. Mr. Good graduated from the University of Memphis with a BBA in accounting, cum laude, in 1980, attained his CPA designation and practiced with a large regional CPA firm until entering University of Memphis School of Law, where he received his J.D. with honors in 1987. He has been nationally ranked by Chambers USA as a leading lawyer to the REIT industry and has been active in NAREIT since 1994. We believe Mr. Good’s expertise in the legal field and the REIT industry and his financial acumen are a significant value to our Board of Directors.
HOWARD A. SILVER
Howard A. Silver, age 63, has been a member of our Board of Directors since February 2015. Mr. Silver retired in 2007 as the chief executive officer and president of Equity Inns, Inc., a position he held since 1998. Equity Inns was a New York Stock Exchange-listed company and hotel REIT focused on the upscale, extended-stay, all suite and midscale limited-service segments of the hotel industry, until its sale to Whitehall Global Real Estate Funds in October 2007. Mr. Silver also served as the executive vice-president of finance, chief financial officer and chief operating officer of Equity Inns from 1994 to 2004. Prior to his tenure at Equity Inns, Mr. Silver spent 13 years in the auditing field with both Ernst & Young LLP and PricewaterhouseCoopers LLP. Mr. Silver currently serves as a member of the board of directors of Education Realty Trust, Inc. (NYSE:EDR), a publicly listed collegiate housing REIT, a position he has held since 2012. Mr. Silver currently serves as a member of the board of directors of Cole Office & Industrial REIT (CCIT III), an office and industrial REIT that is a publicly registered, non-traded REIT since July 2016, where he serves as the Audit Committee Chairman. Mr. Silver served as a member of the board of directors of Landmark Apartment Trust of America, Inc., a multifamily real estate company that was a publicly registered, non-traded REIT until 2016. From its inception in 2004 through the sale of the company in 2012, Mr. Silver was a member of the board of directors of Great Wolf Resorts, Inc.,

(NASDAQ:WOLF), a publicly listed family entertainment resort company. He also served as a member of the board of directors of CapLease, Inc., (NYSE:LSE), a publicly listed net lease REIT, from its inception in 2004 through the sale of the company in November 2013. Mr. Silver graduated cum laude from the University of Memphis with a B.B.A. in Accounting and was designated as a Certified Public Accountant in 1980. We believe Mr. Silver’s expertise in the REIT industry, experience as a chief financial officer and chief executive officer of a NYSE-listed REIT, financial acumen and accounting background are a significant value to our Board of Directors.
Committees:   Audit (Chairman), Compensation, Nominating & Corporate Governance
DR. HARRY J. THIE
Dr. Harry J. Thie, age 75, has been a member of our Board of Directors since February 2015. Dr. Thie currently is a senior management scientist at the RAND Corporation, a position he has held since 1991. From 1987 to 1991, Dr. Thie was the Director in Office of the Assistant Secretary of the Army, and served as an active duty officer in the United States Army from 1964 to 1991, retiring as a Colonel in 1991. From 1994 to 2002, Dr. Thie served as a member of the board of directors of Storage USA, where he also held positions as the chair of the compensation committee and a member of the audit committee. Dr. Thie holds a Doctorate in Business Administration from George Washington University, an M.S. in Industrial Management from Georgia Institute of Technology and a B.A. in History from Saint Bonaventure University. We believe Dr. Thie’s expertise in the self-storage REIT industry developed as a member of the board of directors of Storage USA, his prior experience serving on audit and compensation committees and his leadership abilities derived from his military experience are a significant value to our Board of Directors. The Board of Directors has designated Dr. Thie to serve as the lead independent director. In addition to chairing all executive sessions of the independent directors, the lead independent director shall have such other duties as the Board of Directors may determine from time to time.
Committees:   Audit, Compensation, Nominating & Corporate Governance (Chairman)
Our Board of Directors recommends a vote “FOR” the election of each of Messrs. Jernigan, Decker, Good and Silver and Dr. Thie to serve on our Board of Directors until the 2019 Annual Meeting and until their respective successors are duly elected and qualify.
Information Regarding Nominee for Election by Preferred Stockholders
Pursuant to the terms of the Articles Supplementary of Jernigan Capital, Inc. Designating the Rights and Preferences of the Series A Preferred Stock, dated as of July 27, 2016, as amended (the “Series A Articles Supplementary”), so long as any shares of Series A Preferred Stock are outstanding, the holders of Series A Preferred Stock, voting as a single class, shall have the right to nominate and elect one director to the Board of Directors at each annual meeting of stockholders. The holders of Series A Preferred Stock have nominated James D. Dondero for election as director for a term of one year and until his successor is duly elected and qualified. We have no reason to believe that Mr. Dondero will not agree or be unavailable to serve as a director if elected. The director nominated by the holders of Series A Preferred Stock are elected by a majority of the votes entitled to be cast. However, should he become unable or unwilling to serve, the proxies may be voted for a substitute nominee or the vacancy may remain open until filled by the holders of the Series A Preferred Stock.
Information regarding Mr. Dondero, as well as the individual qualifications and skills of Mr. Dondero that contributes to our Board of Directors’ effectiveness as a whole are described below.
JAMES D. DONDERO
Mr. Dondero, age 55, has been a member of our Board of Directors since August 2016. Mr. Dondero is Co-founder and President of Highland Capital Management (HCM). Mr. Dondero has over 30 years of experience in the credit and equity markets, focused largely on high-yield and distressed investing. Under Mr. Dondero’s leadership, Highland Capital has been a pioneer in both developing the Collateralized Loan Obligation (“CLO”) market and advancing credit-oriented solutions for institutional and retail investors worldwide. HCM’s product offerings include institutional separate accounts, CLOs, hedge funds, private equity funds, mutual funds, REITs, and ETFs. Prior to founding HCM in 1993, Mr. Dondero was involved in creating the GIC subsidiary of Protective Life, where as Chief Investment Officer he helped take the company from inception to over $2 billion in assets between 1989 and 1993. Between 1985 and 1989, Mr. Dondero was a Corporate Bond Analyst and then Portfolio Manager at American Express. Mr. Dondero began his career in 1984 as an analyst in the Morgan Guaranty training program. Mr. Dondero is Chairman of NexBank, Cornerstone Healthcare, and CCS Medical, and serves as a board member of American Banknote and MGM Studios. Mr. Dondero graduated from the University of Virginia where he earned highest honors (Beta Gamma Sigma, Beta Alpha Psi) from the McIntire School of Commerce with dual majors in Accounting and Finance. He has received certifications as a Certified Public Accountant (CPA), Certified Management Accountant (CMA), and Chartered Financial Analyst (CFA). We believe Mr. Dondero’s capital markets expertise and REIT experience add value to our Board of Directors.
Committees:   Compensation, Nominating & Corporate Governance
Our Board of Directors recommends a vote “FOR” the election of Mr. Dondero to serve on our Board of Directors until the 2019 Annual Meeting and until his successor is duly elected and qualifies.
INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES
What is our philosophy regarding corporate governance?
We believe that effective corporate governance is critical to our long-term health and our ability to create value for our stockholders. We will continually review our corporate governance policies and practices and compare them to the practices of other public REITs and other public companies, as well as to monitor emerging developments in corporate governance and enhance our policies and procedures when required or when our Board of Directors determines that it would benefit us and our stockholders. Our Board of Directors has established and maintains Corporate Governance Guidelines that incorporate what it deems best practices and emerging trends in corporate governance, which guidelines include detailed specifications for director qualification and responsibility. You may find a copy of our Corporate Governance Guidelines in the Governance Documents section of the Corporate Governance link on the “Investor Relations” page of our website at http://investors.jernigancapital.com.
The responsibilities of our Board of Directors and its committees are described below, along with other corporate governance-related disclosures. All of the committees of our Board of Directors have written charters, which can be found in the Corporate Governance Documents section of our Corporate Governance link on the “Investor Relations” page of our website at http://investors.jernigancapital.com. We will also provide a copy of any committee charter, the Corporate Governance Guidelines or our Code of Business Conduct and Ethics without charge upon written request sent to: JCAP, Attention: Investor Relations, 6410 Poplar Avenue, Suite 650, Memphis, Tennessee 38119. Our Board of Directors may, from time-to-time, form other committees as circumstances warrant. Such committees will have authority and responsibility as delegated by our Board of Directors.
How many independent directors do we have?
Our Board of Directors has affirmatively determined that four of our six director nominees are independent: Mark O. Decker, James D. Dondero, Howard A. Silver, and Dr. Harry J. Thie. Each of these four directors meets the independence standards of our Corporate Governance Guidelines, the listing standards of the New York Stock Exchange (the “NYSE”), and applicable SEC rules.
How do we determine whether a director is independent?
A director is considered independent if our Board of Directors affirmatively determines that the director has no direct or indirect material relationship with us, other than as a director or stockholder, and the director otherwise meets the independence requirements set forth in the NYSE Listing Standards. Consistent with the requirements of the SEC and the NYSE, our Board of Directors reviews all relevant transactions and relationships between each director, or any of his family members, and us, our senior management and our independent auditors.

Our Board of Directors consults with legal counsel to ensure that the Board of Directors’ determinations are consistent with all relevant securities and other laws and regulations regarding the definition of  “independent”, including those set forth in pertinent listing standards of the NYSE, as in effect from time-to-time.
Do any non-management directors have relationships with us, other than as a director or stockholder that the Board of Directors determined were material?
No, they do not.
How many times did our Board of Directors meet last year?
Our Board of Directors met five times during 2017.
Did any of our directors attend fewer than 75% of the meetings of the Board of Directors and their assigned committees?
All of the directors who were serving during the calendar year 2017 attended more than 75% of the meetings of our Board of Directors and their assigned committees during the calendar year 2017.
How is our Board of Directors structured?
The leadership structure of our Board of Directors includes a Chairman, who is also our Chief Executive Officer, and our President, neither of whom are independent Directors, and four independent directors. All of our directors serve with equal importance and have an equal vote on all matters. Our independent directors meet without management present at regularly scheduled executive sessions. Our Board of Directors believes that we have been and continue to be well served by having our Chief Executive Officer also serve as Chairman of the Board of Directors. The Board of Directors has appointed a lead independent director to chair all executive sessions of the independent directors, and to perform such other duties as the Board of Directors may determine from time to time. Our Audit, Compensation and Nominating and Corporate Governance Committees are all 100% comprised of independent directors and are led by chairmen who are independent directors. We believe that the current board leadership model, when combined with the composition of our Board of Directors, the strong leadership of our independent directors, the board committees listed above and the corporate governance policies already in place, strikes an appropriate balance between consistent leadership and independent oversight of our business and affairs.
Does our Board of Directors meet regularly without management present?
Our independent directors regularly meet without management present. As lead independent director, Dr. Thie leads the meetings of the independent directors. The independent directors held four executive sessions during 2017. All of our independent directors were present at all of these executive sessions that were held during the calendar year 2017 for which each such individual was a member of the Board of Directors.
Does our Board of Directors have standing committees?
Our Board of Directors has three standing committees: Audit Committee; Compensation Committee; and Nominating and Corporate Governance Committee. All of the members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are independent pursuant to the standards set forth in our Corporate Governance Guidelines, the NYSE listing standards and applicable SEC rules. Each standing committee of our Board of Directors has a charter, which can be found in the Governance Documents section of the Corporate Overview link on the “Investor Relations” page of our website at http://investors.jernigancapital.com.

The current membership of, and information about, each of our Board of Directors committees is shown below.
Committee/Current Members	Committee Functions
Audit Committee Current Members: Howard A. Silver (Chairman) Mark O. Decker Dr. Harry J. Thie Number of meetings held in 2017: Four
•
Appoints, determines the compensation of, retains and oversees the work of the independent registered public accounting firm;

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Pre-approves all auditing services and permitted non-audit services, including the fees and terms thereof, to be performed by the independent registered public accounting firm;

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Reviews and discusses with management and the independent registered public accounting firm the annual audited and quarterly unaudited financial statements and our disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our periodic reports on Form 10-Q and Form 10-K;

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Discusses with management all earnings press releases and financial information and earnings guidance provided to securities analysts and rating agencies;

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Reviews and discusses with management and the independent registered public accounting firm the adequacy and effectiveness of our systems of internal accounting and financial controls;

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Establishes, reviews and reassesses periodically procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

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Reviews with management and the independent registered public accounting firm our compliance with the requirements for qualification as a real estate investment trust (“REIT”);

•
Issues a report annually as required by the SEC’s proxy solicitation rules;

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Reviews, with input from our Manager, risk assessment and risk management issues;

•
Meets separately, and periodically, with management, the Company’s internal auditors (or other personnel responsible for the internal audit function) and the Company’s independent registered accounting firm.

Committee/Current Members	Committee Functions
Nominating and Corporate Governance Committee Current Members: Dr. Harry J. Thie (Chairman) Mark O. Decker James D. Dondero Howard A. Silver Number of meetings held in 2017: Four
•
Assists the Board of Directors by identifying individuals qualified to become members of the Board of Directors (consistent with criteria approved by the Board of Directors) and recommends for selection by the Board of Directors the director nominees to stand for election at the next annual meeting of the Company’s stockholders;

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Recommends to the Board of Directors director nominees for each committee of the Board of Directors;

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Oversees the annual evaluation of the Board of Directors and the committees of the Board of Directors;

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Develops and recommends to the Board of Directors a set of corporate governance guidelines applicable to the Company; and

•
Reviews periodically and reassesses the adequacy of the corporate governance guidelines and recommends to the Board of Directors such other matters of corporate governance as the Committee deems appropriate.

Compensation Committee Current Members: Mark O. Decker (Chairman) James D. Dondero Howard A. Silver Dr. Harry J. Thie Number of meetings held in 2017: Four
•
Discharges the Board of Directors’ responsibilities relating to the compensation of the Company’s executive officers and directors;

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Evaluates the performance of and oversees the compensation payable to the Manager pursuant to the management agreement, as amended from time to time, by and between the Company and the Manager;

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Makes recommendations to the Board of Directors with respect to salaries, incentive and equity-based compensation of all executive officers (except with respect to such compensation of executive officers that is paid by the Manager and not reimbursed by the Company);

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Administers and implements the Company’s incentive and equity-based compensation plans, including, without limitation, the Company’s Amended and Restated 2015 Equity Incentive Plan;

•
Prepares reports on or relating to executive compensation required by the rules and regulations of the SEC.

Does the Audit Committee have an Audit Committee Financial Expert?
Our Board of Directors has determined that Howard A. Silver meets the qualifications of an audit committee financial expert as defined by the applicable SEC rules.
How does the Board of Directors select director nominees?
At the Annual Meeting, common stockholders are being asked to elect Dean Jernigan, Mark O. Decker, John A. Good, Howard A. Silver, and Dr. Harry J. Thie to serve until the 2019 Annual Meeting of Stockholders and until their successors are duly elected and qualified. At the Annual Meeting, holders of our Series A Preferred Stock are being asked to elect James D. Dondero to serve until the 2019 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

Director Nomination Policy
The Nominating and Corporate Governance Committee is responsible for, among other things, the selection and recommendation to the Board of Directors of nominees for election as directors. In accordance with the Nominating and Corporate Governance Committee charter and our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee develops guidelines and criteria for the selection of candidates for directors of the Board of Directors, which include those described below under “Minimum Director Qualifications “The Nominating and Corporate Governance Committee considers whether a potential candidate for director has the time available, in light of other business and personal commitments, to perform the responsibilities required for effective service on the Board of Directors. Applying these criteria, the Nominating and Corporate Governance Committee considers candidates for board membership suggested by its members and the chairman of the Board of Directors and chief executive officer, as well as stockholders. After completing the identification and evaluation process described above, the Nominating and Corporate Governance Committee recommends the nominees for directorship to the Board of Directors. Taking the Nominating and Corporate Governance Committee’s recommendation into consideration, the Board of Directors then approves the nominees for directorship for stockholders to consider and vote upon at the annual stockholders’ meeting. Notwithstanding the foregoing, if we are legally required by contract or otherwise to permit a third party to designate one or more of the directors to be elected (for example, pursuant to rights contained in the Series A Articles Supplementary for the holders of the Series A Preferred Stock, voting as a single class, to nominate and elect one director to serve on our Board of Directors), then the nomination or election of such directors shall be governed by such requirements.
Stockholders may nominate candidates for election to the Board of Directors by submitting timely written notice to the Corporate Secretary in accordance with our Amended and Restated Bylaws. The notice must include the information set forth in the Amended and Restated Bylaws about each proposed nominee, including: (i) the name, age, business address, residence address and principal occupation or employment, (ii) the number of shares of the Company’s common stock that the nominee beneficially owns, and (iii) other information concerning the nominee as would be required in soliciting proxies for the election of that nominee. The notice must also include the information set forth in the Amended and Restated Bylaws about the stockholder making the nomination and any associated person, including information about the direct and indirect ownership of, or derivative positions in, the Company’s common stock and arrangements and understandings related to the proposed nomination or the voting of the Company’s common stock. The notice must also include a signed consent of each nominee to serve as a director of the Company, if elected. For the 2019 Annual Meeting, this notice must be received at our principal executive offices, directed to the Corporate Secretary, within the timeframe set forth under “Additional Information — How and when may I submit a stockholder proposal for the 2019 Annual Meeting?” If we do not receive a notice and the required information regarding the stockholder and any associated person by the specified deadline, the director nomination will be void and disregarded for all purposes.
The Company also will consider recommendations submitted by stockholders for director candidates. Recommendations should be directed to the Corporate Secretary.
Minimum Director Qualifications
The Nominating and Corporate Governance Committee, along with our Board of Directors, is responsible for determining the skills and characteristics required of each director and director nominee for effective board service. In determining director or director nominee qualifications, general requirements applicable to all directors, as well as individual skills and experiences that should be represented on the Board of Directors as a whole, but not necessarily by each director, are considered.
The Nominating and Corporate Governance Committee considers each director nominee’s integrity, judgment, experience, independence, material relationships with us, time availability, service on other boards of directors and their committees, or any other characteristics that may prove relevant at any given time as determined by the Nominating and Corporate Governance Committee. A director or director nominee’s knowledge and/or experience in areas such as, but not limited to, real estate investing or other related industries, REITs, management, leadership, public companies, equity and debt capital markets, and public company financial accounting are likely to be considered both in relation to the individual’s qualification to serve on our Board of Directors and the needs of our Board of Directors, as a whole.

The Nominating and Corporate Governance Committee seeks to provide diversity on our Board of Directors with a depth of experience and differences in viewpoints and skills. While the Nominating and Corporate Governance Committee does not have a policy about diversity as it pertains solely to our Board of Directors, all of our directors are participants, along with our employees, in our Code of Ethics and Business Conduct (“Code of Conduct”) (as discussed below), which embodies diversity as a tremendous asset and one which should be actively embraced. The Nominating and Corporate Governance Committee seeks to embody the spirit of our Code of Conduct by valuing a diversity of experiences and perspectives in our directors and director nominees.
Members of the Nominating and Corporate Governance Committee as well as other members of our Board of Directors and members of executive management may meet with directors or director nominees for purposes of determining their qualifications.
Can I communicate directly with the Board of Directors?
Yes. Stockholders and other interested parties may communicate in writing with our Board of Directors, any of its committees, its independent directors, or any individual director by using the following address:
Corporate Secretary
ATTN: {Group or director to whom you are addressing}
Jernigan Capital, Inc.
6410 Poplar Avenue, Suite 650
Memphis, TN 38119
All letters addressed to our Board of Directors or its committees will be forwarded to the appropriate chairman. Letters addressed to the independent directors will be forwarded to our lead independent director. Letters addressed to individual directors will be forwarded to the addressee.
Do we have a Code of Conduct?
Our Board of Directors has adopted our Code of Conduct, which is applicable to our executive officers, including the Chief Executive Officer (“CEO”) and Chief Financial Officer (“CFO”), directors, officers and employees of our Manager, as well as our directors. The Code of Conduct is available in the Corporate Governance link on the Investor Relations page of our website at http://investors.jernigancapital.com. We intend to post amendments to or waivers from our Code of Conduct (to the extent applicable to our CEO, CFO or Principal Accounting Officer) at this location on our website.
What role does the Board of Directors play in risk management?
Both the Board of Directors as a whole and its respective committees serve an active role in overseeing management of our risks. Our Board of Directors regularly reviews, with our executive officers, our Manager, and outside advisors, information regarding our strategy and key areas of the company including operations, finance, legal and regulatory, as well as the risks associated with each. Our executive officers and appropriate personnel of our Manager as well as outside advisors also periodically meet with each committee and make representations associated with the risks relevant to the respective committee’s area of focus. The Compensation Committee is responsible for overseeing the management of risks relating to any executive compensation plan and reviewing the risks associated with our overall compensation practices. The Audit Committee oversees risks associated with financial matters such as accounting, internal controls over financial reporting, tax (including REIT compliance), fraud and cyber security assessment and financial policies. The Nominating and Corporate Governance Committee manages risks associated with corporate governance policies, the independence of our Board of Directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our Board of Directors is regularly informed through committee reports about such risks.
What is the role of the Compensation Committee?
Scope of Authority.   We are an externally managed REIT, and all of our executive officers and employees are currently employees of our Manager. Under our Management Agreement with our Manager, our Manager receives a base management fee equal to 1.5% per annum of our stockholders’ equity plus incentive fees equal to 20% of the excess of our adjusted earnings over an 8% return on our paid-in capital. We also reimburse all expenses incurred by the Manager for our benefit, including compensation paid to all employees except the salary and cash bonuses of our CEO and CFO, $150,000 of the salary of our President and Chief Operating Officer, and $120,000 of the salary of the Senior Vice President of Corporate Finance of our Manager.
Notwithstanding that we are an externally-managed REIT and we do not reimburse our Manager for the salary and bonus compensation of our CEO and our CFO, $150,000 of the salary of our President and Chief Operating Officer, and $120,000 of the salary of the Senior Vice President of Corporate Finance of our Manager, our Manager nevertheless informs the Compensation Committee and allows the Compensation Committee to have input into the elements of compensation of those officers whose compensation is absorbed by our Manager. Moreover, the Compensation Committee is responsible for reviewing and approving our stock-based compensation plans and awards for executive officers pursuant to such plans.
Our Manager has sought and obtained the approval of our Compensation Committee of Mr. Good’s employment agreement with the Manager and the compensation levels for Mr. Good, Kelly P. Luttrell (our Senior Vice President and Chief Financial Officer and Treasurer and Corporate Secretary) and David Corak (the Senior Vice President of Corporate Finance of our Manager). We anticipate that our Manager will continue to seek approval from the Compensation Committee prior to making material adjustments in the cash compensation of the executive officers of our Manager.
The Compensation Committee’s charter can be found in the Governance Documents section in the Corporate Governance link on the “Investor Relations” page of our website at http://investors.jernigancapital.com. The Compensation Committee reviews its charter on an annual basis and, if necessary, recommends changes to the charter to our Board of Directors for approval.
The Compensation Committee consists of Messrs. Decker, Dondero and Silver, and Dr. Thie, each of whom is an independent director as affirmatively determined by our Board of Directors. Our Board of Directors consults with legal counsel to ensure that our Board of Directors’ determinations are consistent with all relevant securities and other laws and regulations regarding the definition of  “independent,” including those set forth in pertinent listing standards of the NYSE, as in effect from time-to-time.
The Compensation Committee may form and delegate authority to sub-committees or, to the extent permitted under applicable laws, regulations and NYSE rules, to any other independent director or committee comprised entirely of independent directors. The Compensation Committee may consult with or obtain input from management, but, except as expressly provided in its charter, shall not delegate any of its responsibilities to management.
Mr. Decker, as chairman of the Compensation Committee, is responsible for setting the agenda for meetings. The Compensation Committee may form and delegate any of its responsibilities to a subcommittee comprised of two or more members of the Compensation Committee. To date, the Compensation Committee has formed no such subcommittees and made no such delegation of its responsibilities.
Roles of Executives in Establishing Compensation.   While Mr. Jernigan, our CEO, and Mr. Good, our President, do participate in general meetings of the Compensation Committee, they do not participate in executive sessions nor do they participate in any discussions regarding their own compensation. Annually, upon request from the Compensation Committee, Messrs. Jernigan and Good provide the Compensation Committee with data pertinent to their and the CFO’s compensation. This information may from time-to-time include peer executive compensation levels, achievement of individual performance objectives or data pertinent to any annual base salary increase. The Compensation Committee utilizes this information, along with input from committee members and, at times, outside consultants in providing input to our Manager regarding the compensation levels of our executive officers. Messrs. Jernigan and Good also provide data pertinent to the terms of our stock-based compensation plans to the Compensation Committee, upon their request. At the end of any incentive or bonus plan measurement period, Messrs. Jernigan and Good, prepare and present to the Compensation Committee the preliminary results of the plan for the committee’s review and, if necessary, further evaluation and/or adjustment. All stock-based compensation plans are ultimately developed and adopted by the Compensation Committee.

Use of Compensation Consultant.   The Compensation Committee has the power and authority to hire outside advisors or consultants to assist the committee in fulfilling its responsibilities, at our expense and upon terms established by the Compensation Committee. To date, the Compensation Committee has not engaged a compensation consultant.
Director Compensation
Beginning in May 2017, each of our independent directors (excluding Mr. Dondero, who receives no compensation for his service on our Board of Directors) receives an annual base retainer of  $50,000. The Chairman of the Audit Committee receives an additional annual retainer of  $25,000. Prior to May 2017, each of our independent directors (excluding Mr. Dondero) received an annual base retainer of  $25,000 and the Chairman of the Audit Committee received an additional annual retainer of  $10,000.
Each independent director who is elected by the holders of our common stock receives the annual base retainer for his services in cash in quarterly installments in conjunction with quarterly meetings of the Board of Directors, which annual base retainer is pro-rated for partial years. In addition to the annual retainers, each independent director received an annual equity award of unrestricted shares of our common stock with an aggregate value of approximately $50,000 under our Amended and Restated 2015 Equity Incentive Plan. We also reimburse all of our directors (including Messrs. Good and Jernigan) for their reasonable out-of-pocket expenses incurred in attending Board of Directors and committee meetings. Messrs. Jernigan and Good do not receive any additional compensation for serving on our Board of Directors.
Each independent director who is elected by the holders of our Series A Preferred Stock is not entitled to compensation for service as a director, but is entitled to reimbursement for reasonable out-of-pocket expenses incurred in attending Board of Directors and committee meetings.
During 2018, we anticipate that the Compensation Committee of our Board of Directors will continue to study director compensation and adjust the compensation of our directors to reflect the market for director compensation of directors of small capitalization public companies.
Director Compensation Table
The following table provides information on the compensation of our independent directors for the fiscal year ended December 31, 2017, other than Messrs. Jernigan and Good, who received no separate compensation for their service as directors. For information related to the compensation of Messrs. Jernigan and Good, please refer to “Compensation of Executive Officers — Summary Compensation Table.”
Name	Fees Paid In Cash	Stock Awards(2)	All Other Compensation(3)	Total
Mark O. Decker	$43,750	$48,297	$1,459	$93,506
James D. Dondero*	—	—	—	—
Howard A. Silver	65,000(1)	48,297	1,459	114,756
Dr. Harry J. Thie	43,750	48,297	1,459	93,506

(1)
In addition to his $43,750 cash retainer, Mr. Silver received an additional cash retainer of  $21,250 for his service as the Chairman of the Audit Committee.

(2)
Represents the grant date fair value of  $22.59 per share on May 3, 2017, resulting in 2,138 unrestricted shares of common stock issued to each of Mr. Decker, Mr. Silver and Dr. Thie.

(3)
Represents dividends on unvested restricted stock awards.

*
James D. Dondero receives no compensation for his position on the Board of Directors.

Compensation Committee Interlocks and Insider Participation
The members of the Compensation Committee of the Board of Directors are Messrs. Decker (Chairman), Dondero and Silver and Dr. Thie, each of whom is an independent director. None of our executive officers served as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board of Directors or the Compensation Committee. Accordingly, during the fiscal year ended December 31, 2017, there were no interlocks with other companies within the meaning of the SEC’s proxy rules.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Related Party Transaction Policy
We have adopted a Code of Conduct, which specifies our policy relating to conflicts of interest. The Code of Conduct states that a “conflict of interest” occurs when an individual’s private interests interfere or appear to interfere with the interests of the company as a whole. Under the Code of Conduct, an employee who becomes aware of any situation or transaction involving an actual or potential conflict of interest must report it to the Chairman of the Board of Directors. The Chairman’s determination as to whether a conflict exists or is harmful will be conclusive. Waivers for executive officers or directors can only be made by the Board of Directors or an authorized committee of the Board of Directors. The Board of Directors has delegated to the Audit Committee the authority to waive provisions of the Code of Conduct. The Nominating and Corporate Governance Committee, as well as the full Board of Directors, reviews the independence and qualifications of each Director and Director nominee, considers questions of possible conflicts of interest between members of the Board of Directors or management and the Company and its subsidiaries, and monitors all other activities of members of the Board of Directors and management that could interfere with such individual’s duties to the Company. All transactions involving related parties must be approved by the Audit Committee.
Related Party Transactions
Stock Purchase Agreement with Highland.   On July 27, 2016 (the “Effective Date”), the Company entered into a Stock Purchase Agreement (the “Purchase Agreement”) with accounts managed by NexPoint Advisors, L.P. (“NexPoint”), an affiliate of Highland Capital Management, L.P. (“Highland” and, together with NexPoint, the “Buyers”) relating to the issuance and sale, from time to time until the second anniversary of the Effective Date (such period, the “Commitment Period”), of up to $100 million in shares of the Series A Preferred Stock, at a price of  $1,000 per share (the “Liquidation Value”) (subject to a minimum amount of  $50 million of Series A Preferred Stock to be issued and sold by the Company on or prior to the expiration of the Commitment Period), which may be increased at the Company’s request up to $125 million. The sale of shares of Series A Preferred Stock pursuant to the Purchase Agreement may occur from time to time, in minimum monthly increments of  $5 million, maximum monthly increments of $15 million and maximum increments of  $35 million over any rolling three month period, all to be completed during the Commitment Period.
During the fiscal year ended December 31, 2017, we issued an aggregate of 30,000 restricted shares of Series A Preferred Stock to the Buyers and received $30.0 million in proceeds pursuant to the terms of the Purchase Agreement, for a total of 40,000 restricted shares of Series A Preferred Stock issued and outstanding as of December 31, 2017. On February 16, 2018, we issued an additional 20,000 shares of Series A Preferred Stock to the Buyers and received an additional $20.0 million in proceeds. James Dondero, a director of the Company, is the chairman of the board of directors and President of NexPoint Residential Trust, Inc. (“NXRT”) and has served as a member of the board of directors of NXRT since May 2015. Mr. Dondero is also the co-founder and president of Highland, founder and president of NexPoint and chairman of NexBank SSB (“NexBank”), an affiliated bank. Highland, NexPoint and NexBank are all affiliates of NXRT, and NexPoint is the preferred representative of the Buyers under the Purchase Agreement.
Consent to Offering of Series B Preferred Stock and Amendment to the Articles Supplementary for the Series A Preferred Stock.   On January 26, 2018, we issued 1,500,000 shares (the “Offering”) of our newly designated 7.00% Series B cumulative redeemable perpetual preferred stock, $0.01 par value per share (the “Series B Preferred Stock”), at a public offering price of  $25.00 per share, which is the initial liquidation preference of the Series B Preferred Stock. Pursuant to the terms of the Articles Supplementary to the Articles of Amendment and Restatement of the Company designating the terms of the Series A Preferred Stock (the “Series A Articles Supplementary”), we obtained the consent of a majority of the holders of the Series A Preferred Stock for the Offering and the designation of the Series B Preferred Stock. In addition, on January 25, 2018, we amended the Series A Articles Supplementary to provide for certain amendments to the calculation of the cumulative dividend in the Series A Articles Supplementary, including, among other things, with respect to the computation and payment of the Aggregate Stock Dividend (as defined in the Series A Articles Supplementary) for the fiscal quarters beginning with the fiscal quarter ending March 31, 2018 through and including the fiscal quarter ending June 30, 2021.

For the first three fiscal quarters of the fiscal years 2018, 2019 and 2020 and for the first fiscal quarter of 2021, we will declare and pay an Aggregate Stock Dividend equal to $2,125,000 (the “Target Stock Dividend”). For the last fiscal quarter of each of 2018, 2019 and 2020 and for the second fiscal quarter of 2021, we will compute the cumulative Aggregate Stock Dividend for all periods after December 31, 2017 through the end of such fiscal quarter equal to 25% of the incremental increase in our book value (as adjusted for equity capital issuances, share repurchases and certain non-cash expenses) plus, to the extent we own equity interests in income-producing real property, the incremental increase in net asset value (provided, however, that no interest in the same real estate asset will be double counted) (the “Computed Stock Dividend”), and will declare and pay for such quarter an Aggregate Stock Dividend equal to the greater of the Target Stock Dividend or the Computed Stock Dividend minus the sum of all Aggregate Stock Dividends declared and paid for all fiscal quarters after December 31, 2017 and before the fiscal quarter for which such payment is computed, in each case subject to an amount that would, together with the Cash Distribution (as defined in the Series A Articles Supplementary), result in a 14.0% internal rate of return for the holders of the Series A Preferred Stock from the date of issuance of the Series A Preferred Stock.
Management Agreement with Manager.   On April 1, 2015, the Company entered into a management agreement with its Manager, which was amended and restated on November 1, 2017 and approved by a unanimous vote of the Nominating and Corporate Governance Committee of the Board of Directors, which consists solely of independent directors (the “Management Agreement”). Pursuant to the terms of the Management Agreement, the Manager will be responsible for (a) the Company’s day-to-day operations, (b) determining investment criteria and strategy in conjunction with the Board of Directors, (c) sourcing, analyzing, originating, underwriting, structuring, and acquiring the Company’s portfolio investments, and (d) performing portfolio management duties. The Manager has an Investment Committee that approves investments in accordance with the Company’s investment guidelines, investment strategy, and financing strategy.
The Management Agreement modifies certain procedures with respect to the future internalization of the Manager (as described in the Management Agreement, an “Internalization Transaction”).
Under the Management Agreement, if an Internalization Transaction has not occurred prior to March 31, 2023, the last day of the last renewal term, then the Manager and the Company shall consummate an Internalization Transaction to be effective as of that date and all assets of the Manager (or, alternatively, all of the equity interests in the Manager) shall be conveyed to and acquired by the Operating Company in exchange for the Internalization Price (as described herein). At such time, all employees of the Manager shall become employees of the Operating Company and the Manager shall discontinue all business activities. Unlike an Internalization Transaction that occurs prior to the end of the final renewal term of the Management Agreement, an Internalization Transaction that occurs at the end of the final renewal term shall not require a fairness opinion, the approval of a special committee of the Board of Directors or the approval of the Company’s stockholders.
The “Internalization Price” payable in the event of an Internalization Transaction at the end of the last renewal term shall be equal to the Termination Fee (as defined below) and the Board of Directors has no discretion to change such Internalization Price or the conditions applicable to its payment.
The Internalization Price paid to the Manager in any Internalization Transaction will be payable by the Operating Company in the number of units of limited liability company interests (“OC Units”) of the Operating Company equal to the Internalization Price, divided by the volume-weighted average of the closing market price of the common stock of the Company for the ten consecutive trading days immediately preceding the date with respect to which value must be determined. However, if the common stock of the Company is not traded on a national securities exchange at the time of closing of any Internalization Transaction, then the number of OC Units shall be determined by agreement between the Board of Directors and the Manager or, in the absence of such agreement, the Internalization Price shall be paid in cash.

The initial term of the Management Agreement will be five years, with up to a maximum of three, one-year extensions that end on the applicable anniversary of the completion of the Company’s offering. The Company’s independent directors will review the Manager’s performance annually. Following the initial term, the Management Agreement may be terminated annually upon the affirmative vote of at least two-thirds of the Company’s independent directors based upon: (a) the Manager’s unsatisfactory performance that is materially detrimental to the Company; or (b) the Company’s determination that the management fees payable to the Manager are not fair, subject to the Manager’s right to prevent termination based on unfair fees by accepting a reduction of management fees agreed to by at least two-thirds of the independent directors. The Company will provide its Manager with 180 days’ prior notice of such a termination. Upon such a termination, the Company will pay the Manager a Termination Fee except as provided below.
No later than 180 days prior to the end of the initial term of the Management Agreement, the Manager will offer to contribute to the Company’s Operating Company at the end of the initial term all of the assets or equity interests in the Manager at the internalization price and on such terms and conditions included in a written offer provided by the Manager.
Upon receipt of the Manager’s initial internalization offer, a special committee consisting solely of the Company’s independent directors may accept the Manager’s proposal or submit a counter offer to the Manager. If the Manager and the special committee are unable to agree, the Manager and the special committee will repeat this process annually during the term of any extension of the Management Agreement. Acquisition of the Manager pursuant to this process requires a fairness opinion from a nationally recognized investment banking firm and stockholder approval, in addition to approval by the special committee. As described above, if an Internalization Transaction has not occurred prior to March 31, 2023, the last day of the last renewal term, then the Manager and the Company shall consummate an Internalization Transaction to be effective as of that date, and such Internalization Transaction shall not require a fairness opinion, the approval of a special committee of the Board of Directors or the approval of the Company’s stockholders.
If the Management Agreement terminates other than for Cause, voluntary non-renewal by the Manager or the Company being required to register as an investment company under the Investment Company Act of 1940, then the Company shall pay to the Manager, on the date on which such termination is effective, a Termination Fee equal to the greater of  (i) three times the sum of the average annual Base Management Fee and Incentive Fee earned by the Manager during the 24-month period prior to such termination, calculated as of the end of the most recently completed fiscal quarter prior to the date of termination, or (ii) the offer price, which will be based on the lesser of  (a) the Manager’s earnings before interest, taxes, depreciation and amortization (adjusted for unusual, extraordinary and non-recurring charges and expenses) (“EBITDA”) annualized based on the most recent quarter ended, multiplied by a specific multiple (“EBITDA Multiple”), depending on the Company’s achieved total annual return, and (b) the Company’s equity market capitalization multiplied by a specific percentage (“Capitalization Percentage”), depending on the Company’s achieved total return (the Internalization Price). Any Termination Fee will be payable by the Operating Company in cash.
The Company also may terminate the Management Agreement at any time, including during the initial term, without the payment of any Termination Fee, with 30 days’ prior written notice from the Board of Directors, for cause. “Cause” is defined as: (i) the Manager’s continued breach of any material provision of the Management Agreement following a prescribed period; (ii) the occurrence of certain events with respect to the bankruptcy or insolvency of the Manager; (iii) a change of control of the Manager that a majority of the Company’s independent directors determines is materially detrimental to the Company; (iv) the Manager committing fraud against the Company, misappropriating or embezzling the Company’s funds, or acting grossly negligent in the performance of its duties under the Management Agreement; (v) the dissolution of the Manager; (vi) the Manager fails to provide adequate or appropriate personnel that are reasonably necessary for the Manager to identify investment opportunities for the Company and to manage and develop the Company’s investment portfolio if such default continues uncured for a period of 60 days after written notice thereof, which notice must contain a request that the same be remedied; (vii) the

Manager is convicted (including a plea of nolo contendere) of a felony; or (viii) both the current Chief Executive Officer and the current President and Chief Operating Officer are no longer senior executive officers of the Manager or the Company during the term of the Management Agreement other than by reason of death or disability.
The Manager may terminate the Management Agreement if the Company becomes required to register as an investment company under the 1940 Act, with such termination deemed to occur immediately before such event, in which case the Company would not be required to pay the Manager a Termination Fee. The Manager may also decline to renew the Management Agreement by providing the Company with 180 days’ written notice, in which case the Company would not be required to pay a Termination Fee.
The Management Agreement provides for the Manager to earn a base management fee and an incentive fee. In addition, the Company will reimburse certain expenses of the Manager, excluding the salaries and cash bonuses of the Manager’s chief executive officer and chief financial officer, a portion of the salary of the president and chief operating officer, and certain other costs as determined by the Manager in accordance with the Management Agreement. Certain prepaid expenses and fixed assets are also purchased through the Manager and reimbursed by the Company. In the event that the Company terminates the Management Agreement per the terms of the agreement, other than for cause or the Company being required to register as an investment company, there will be a Termination Fee due to the Manager. Amounts reimbursable to the Manager for expenses are included in general and administrative expenses in the Consolidated Statements of Operations and totaled $3.0 million and $3.3 million for the years ended December 31, 2017 and 2016, respectively.
Management Fees
As of December 31, 2017, the Company did not have any personnel. As a result, the Company is relying on the properties, resources and personnel of the Manager to conduct operations. The Company has agreed to pay the Manager a base management fee in an amount equal to 0.375% of the Company’s stockholders’ equity (a 1.5% annual rate) calculated and payable quarterly in arrears in cash. For purposes of calculating the base management fee, the Company’s stockholder’s equity means: (a) the sum of  (i) the net proceeds from all issuances of the Company’s equity securities since inception (allocated on a pro rata daily basis for such issuances during the fiscal quarter of any such issuance), plus (ii) the Company’s retained earnings at the end of the most recently completed fiscal quarter (without taking into account any non-cash equity compensation expense incurred in current or prior periods); less (b) any amount that the Company pays to repurchase the Company’s common stock since inception, provided that if the Company’s retained earnings are in a net deficit position (following any required adjustments set forth below), then retained earnings shall not be included in stockholders’ equity. It also excludes (x) any unrealized gains and losses and other non-cash items that have impacted stockholders’ equity as reported in the Company’s financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and (y) one-time events pursuant to changes in GAAP (such as a cumulative change to the Company’s operating results as a result of a codification change pursuant to GAAP), and certain non-cash items not otherwise described above (such as depreciation and amortization), in each case after discussions between the Company’s Manager and the Company’s independent directors and approval by a majority of the Company’s independent directors. As a result, the Company’s stockholders’ equity, for purposes of calculating the base management fee, could be greater or less than the amount of stockholders’ equity shown on the Company’s financial statements. The base management fee is payable independent of the performance of the Company’s portfolio. The Manager computes the base management fee within 30 days after the end of the fiscal quarter with respect to which such installment is payable and promptly delivers such calculation to the Board of Directors. The amount of the installment shown in the calculation is due and payable no later than the date which is five business days after the date of delivery of such computation to the Board of Directors. The calculation generally will be reviewed by the Board of Directors at their regularly scheduled quarterly board meeting. The base management fee was $3.5 million and $1.7 million for the years ended December 31, 2017 and 2016, respectively. At December 31, 2017 and 2016, the Company had outstanding fees due to Manager of  $1.5 million and $1.0 million, respectively, consisting of the management fees payable and certain general and administrative fees payable.

Incentive Fee
The Manager is entitled to an incentive fee with respect to each fiscal quarter (or part thereof that the Management Agreement is in effect) in arrears in cash. The incentive fee will be an amount, not less than zero, determined pursuant to the following formula:
IF = .20 times (A minus (B times .08)) minus C
In the foregoing formula:
•
A equals the Company’s Core Earnings (as defined below) for the previous 12-month period;

•
B equals (i) the weighted average of the issue price per share of the Company’s common stock of all of its public offerings of common stock, multiplied by (ii) the weighted average number of all shares of common stock outstanding (including (i) any restricted stock units and any restricted shares of common stock in the previous 12-month period and (ii) shares of common stock issuable upon conversion of outstanding OC Units); and

•
C equals the sum of any incentive fees earned by the Manager with respect to the first three fiscal quarters of such previous 12-month period.

Notwithstanding application of the incentive fee formula, no incentive fee shall be paid with respect to any fiscal quarter unless cumulative annual stockholder total return for the four most recently completed fiscal quarters is greater than 8%. Any computed incentive fee earned but not paid because of the foregoing hurdle will accrue until such 8% cumulative annual stockholder total return is achieved. The total return is calculated by adding stock price appreciation (based on the volume-weighted average of the closing price of the Company’s common stock on the NYSE (or other applicable trading market) for the last ten consecutive trading days of the applicable computation period minus the volume-weighted average of the closing market price of the Company’s common stock for the last 10 consecutive trading days of the period immediately preceding the applicable computation period) plus dividends per share paid during such computation period, divided by the volume-weighted average of the closing market price of the Company’s common stock for the last 10 consecutive trading days of the period immediately preceding the applicable computation period. For purposes of computing the Incentive Fee, “Core Earnings” is defined as net income (loss) determined under GAAP, plus non-cash equity compensation expense, the incentive fee, depreciation and amortization (to the extent that the Company forecloses on any facilities underlying the Company’s target investments), any unrealized losses or other non-cash expense items reflected in GAAP net income (loss), less any unrealized gains reflected in GAAP net income. The amount will be adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges after discussions between the Manager and the Company’s independent directors and after approval by a majority of the independent directors. Going forward, “Core Earnings” will be calculated based on the new formulation set forth in the Third Amended and Restated Management Agreement, which the Company, the Operating Company and the Manager entered into on November 1, 2017.
The Manager computes each quarterly installment of the incentive fee within 45 days after the end of the fiscal quarter with respect to which such installment is payable and promptly delivers such calculation to the Board of Directors. The amount of the installment shown in the calculation is due and payable no later than the date which is five business days after the date of delivery of such computation to the Board of Directors. As of December 31, 2017, the Manager has not earned an incentive fee.

STOCK OWNERSHIP
Security Ownership of Certain Beneficial Owners
Common Stock
The number of shares of our common stock owned and percentage ownership in the following table is based on 14,447,043 shares of common stock outstanding on March 13, 2018. The following table sets forth information as of March 13, 2018, regarding each person known to us to be the beneficial owner of more than five percent of our common stock.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Forward Management, LLC(1)	1,403,300	9.7%
BlackRock, Inc.(2)	1,101,696	7.6%
LSV Asset Management(3)	756,235	5.2%

(1)
The indicated ownership is based solely on a Schedule 13G/A filed with the SEC by the beneficial owner on January 18, 2018. The Schedule 13G indicates that Forward Management, LLC has sole voting and sole dispositive power of over all shares. The amount shown includes 1,296,700 shares owned by by Salient Select Income Fund. Salient Select Income Fund has sole voting power and sole dispositive power over all 1,296,700 shares. The principal business address of Forward Management, LLC is 101 California Street, 16th Floor, San Francisco, California 94111.

(2)
The indicated ownership is based solely on a Schedule 13G filed with the SEC by the beneficial owner on February 1, 2018. The Schedule 13G indicates that the entity has sole voting power over 1,088,727 shares and sole dispositive power over 1,101,696 shares. The principal business address of Black Rock, Inc. is 55 East 52nd Street New York, New York 10055.

(3)
The indicated ownership is based solely on a Schedule 13G filed with the SEC by the beneficial owner on February 13, 2018. The Schedule 13G indicates that the entity has sole voting power over 491,804 shares and sole dispositive power over all 756,265 shares. The principal business address of LSV Asset Management is 155 N. Wacker Drive, Suite 650, Chicago, Illinois 60606.

Series A Preferred Stock
The number of shares of our Series A Preferred Stock owned and percentage ownership in the following table is based on 60,000 shares of Series A Preferred Stock outstanding on March 13, 2018. The following table sets forth information as of March 13, 2018, regarding each person known to us to be the beneficial owner of more than five percent of our Series A Preferred Stock.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
NexPoint Real Estate Capital, LLC	30,000	50.0%
NexPoint Real Estate Opportunities, LLC	30,000	50.0%

(1)
The principal business address of each of NexPoint Real Estate Capital, LLC, NexPoint Real Estate Opportunities, LLC and NexPoint Real Estate Strategies Fund is 300 Crescent Court, Suite 700 Dallas, TX 75201

Security Ownership of Management and Directors
The number of shares of common stock owned and percentage ownership in the following table is based on 14,447,043 shares of common stock outstanding on March 13, 2018. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. Unless otherwise indicated, we believe that the persons identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.
The following table sets forth the beneficial ownership of our common stock as of March 13, 2018 by (i) each director, (ii) each director nominee, (iii) each executive officer named in the Summary Compensation Table, and (iv) all directors, nominees and executive officers as a group as of March 13, 2018. Except as otherwise indicated, the address of each officer, director and/or nominee listed below is c/o Jernigan Capital, Inc., 6410 Poplar Avenue, Suite 650, Memphis, Tennessee 38119.
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Named Executive Officers (“NEOs”)
Dean Jernigan	45,253(1)	*
John A. Good	222,208(2)	1.5%
Kelly P. Luttrell	25,196(3)	*
Independent Directors
Mark O. Decker	13,623(4)	*
James Dondero	—(5)	*
Howard A. Silver	15,704(6)	*
Dr. Harry J. Thie	19,223(7)	*
All NEOs and directors as a group (7 Persons)	341,207	2.4%

*
Less than 1% of our outstanding common stock.

(1)
Includes shares owned directly by Mr. Jernigan and 2,540 shares of common stock owned by Kristi Jernigan, Mr. Jernigan’s wife. Does not include 465,409 shares of common stock owned by W1 Capital, LLC, a limited liability company owned and controlled by Mr. Jernigan’s wife. Mr. Jernigan disclaims beneficial ownership of all shares owned by W1 Capital, LLC.

(2)
Includes 100,000 shares of unvested restricted common stock.

(3)
Includes 21,666 shares of unvested restricted common stock. Ms. Luttrell became our Senior Vice President, Chief Financial Officer and Treasurer on May 3, 2017.

(4)
Includes 834 shares of unvested restricted common stock and 200 shares of common stock owned by Mr. Decker’s wife.

(5)
Shares owned directly by Mr. Dondero. Does not include 143,775 shares of common stock owned by NexPoint Advisors, L.P., of which Mr. Dondero is the founder and president of NexPoint Advisors, L.P, which is the entity that manages the holders of our Series A Preferred Stock, or 207,379 shares of common stock owned by Highland Capital Management Fund Advisors, a LP, a limited partnership owned and controlled by Mr. Dondero.

(6)
Includes 834 shares of unvested restricted common stock.

(7)
Includes 834 shares of unvested restricted common stock and 2,000 shares of common stock owned by Dr. Thie’s wife.

ADDITIONAL EXECUTIVE OFFICERS
In addition to Messrs. Jernigan and Good, who are director nominees, the following individuals also served as executive officers of the Company in 2017:
WILLIAM C. DRUMMOND
Mr. Drummond, age 64, served as our Senior Vice President, Chief Financial Officer and Treasurer from August 2015 to May 2017. In May 2017, Mr. Drummond retired from his roles as Chief Financial Officer and Treasurer but continues to provide advisory services to the Company. Prior to joining the Company, Mr. Drummond was a principal with The Marston Group, a Memphis-based accounting and consulting firm, where he led the firm’s audit and transaction advisory practices. Prior to that, from 1975 through 2012, Mr. Drummond was a certified public accountant at Ernst & Young, including 26 years as an audit partner and 7 years as the managing partner of the Memphis office. During his time at Ernst & Young, Mr. Drummond was the audit partner for over 15 public company clients. Mr. Drummond also served as Chief Financial Officer of our Manager from August 2015 to May 2017. Mr. Drummond graduated with a BBA in Accounting from the University of Mississippi.
KELLY P. LUTTRELL
Ms. Luttrell, age 38, has served as our Senior Vice President, Chief Financial Officer and Treasurer since May 2017 and also as Corporate Secretary since March 2018. Ms. Luttrell previously served as the Company’s Corporate Controller from September 2015 to May 2017 and Vice President of Financial Reporting from July 2016 to May 2017. Prior to joining the Company, from February 2014 through September 2015, Ms. Luttrell served as Controller and Finance Director of MicroPort Orthopedics, Inc., a global medical device manufacturer. From January 2003 to February 2014, Ms. Luttrell was in the audit practice at Ernst & Young. Ms. Luttrell also serves as Chief Financial Officer of our Manager. Ms. Luttrell obtained a masters of accountancy and a bachelor’s degree in business administration from Baylor University and is a certified public accountant.

COMPENSATION OF EXECUTIVE OFFICERS
Overview
The following provides compensation information pursuant to the scaled disclosure rules applicable to emerging growth companies under SEC rules and the JOBS Act.
The compensation of Messrs. Jernigan, Good and Drummond and Ms. Luttrell identified in our Summary Compensation Table, whom we refer to as NEOs, consists of a combination of base salary, bonuses, other benefits and equity-based compensation.
We are an externally managed REIT, and all personnel who provide services to us are currently employees of our Manager, JCAP Advisors, LLC, and are compensated by our Manager. Our Manager currently employs Mr. Jernigan, our Chief Executive Officer, Mr. Good, our President and Chief Operating Officer and Ms. Luttrell, our Senior Vice President and Chief Financial Officer. Prior to his retirement, our Manager employed Mr. Drummond. Messrs. Jernigan and Good and Ms. Luttrell would be our named executive officers if all were compensated directly by us. Mr. Good is party to an executive employment agreement with our Manager pursuant to which he is paid a base salary. Ms. Luttrell is paid a base salary and a cash bonus stated as a target percentage of base salary. Prior to his retirement, Mr. Drummond was party to an executive employment agreement with our Manager, pursuant to which he was paid a base salary and a cash bonus stated at a target percentage of base salary. Mr. Jernigan is the controlling member of our Manager, but does not draw a salary or bonus from our Manager, and instead receives periodic distributions of his share of the profits (and bears a share of any losses) of the Manager.
Under the Management Agreement with our Manager, our Manager receives a base management fee equal to 1.5% per annum of our stockholders’ equity plus incentive fees equal to 20% of the excess of our adjusted earnings over an 8% return on our paid-in capital. In addition, the Management Agreement requires that we reimburse to our Manager all expenses incurred by the Manager for our benefit, including compensation paid to all employees except the salary and cash bonuses of our CEO and CFO, $150,000 of the salary of our President and Chief Operating Officer, and $120,000 of the salary of our Senior Vice President of Corporate Finance. Disclosure of these compensation arrangements and their impact on us are set forth in the Summary Compensation Table below and accompanying footnotes.
Summary Compensation Table
The following table sets forth a summary of all compensation earned, awarded or paid, as applicable, by Jernigan Capital, Inc. and its Manager, JCAP Advisors, LLC, to our NEOs in the fiscal years ended December 31, 2017 and 2016:
Name and Principal Position	Year	Salary	Bonus	Stock Awards(7)	All Other Compensation(8)	Total
Dean Jernigan(1) Chairman and Chief Executive Officer	2017	$—	$—	$—	$15,276	$15,276
	2016	—	—	—	22,006	22,006
John A. Good(1)(2) President and Chief Operating Officer	2017	400,000	100,000	903,600	153,792	1,557,392
	2016	350,000	100,000	—	151,853	601,853
Kelly P. Luttrell(1)(3) Senior Vice President and Chief Financial Officer	2017	202,500	85,553	451,800	47,150	787,003
	2016
William C. Drummond(1)(4) Former Senior Vice President and Chief Financial Officer	2017	77,250(5)	171,000(6)	—	19,554	267,804
	2016	228,375	1,908	—	35,750	266,033

(1)
Mr. Jernigan is the Chief Executive Officer and the sole member of the Board of Managers of our Manager. Under the Management Agreement with the Manager, we are not required to reimburse the Manager for any amount of salary, bonus or other compensation paid by the Manager to

Mr. Jernigan. During 2017 and 2016, Mr. Jernigan was not paid a salary or bonus by the Manager. Mr. Jernigan has a 47.0% interest in operating cash flows of the Manager, and members of his family collectively have a 48.0% interest in operating cash flows of the Manager. Mr. Good, our President and Chief Operating Officer, has a 5.0% profits interest in the Manager. In the event of an Internalization or Advisory Termination Event as defined in the Management Agreement between the Company and the Manager, Mr. Good will have a 10.0% interest in the proceeds from such event, and the interests of Mr. Jernigan and his family members in the proceeds from such event will be proportionately decreased. During 2017, the Manager earned $3.5 million in Management Fees. Of that amount, the Manager paid a portion of Mr. Good’s salary ($150,000), all of Mr. Drummond’s salary and bonus ($77,250) and a portion of his other compensation ($7,507), and a portion of Ms. Luttrell’s salary, bonus and other compensation ($230,359) for an aggregate of  $465,116.
(2)
Mr. Good is the President and Chief Operating Officer of the Company with an annual salary of $400,000. The Manager is reimbursed by us for $250,000 of Mr. Good’s salary. During 2017, the amount of such reimbursement paid by us to the Manager was $250,000.

(3)
Ms. Luttrell was appointed to the role of Senior Vice President, Chief Financial Officer and Treasurer of the Company on May 3, 2017, at which time she became a NEO. At such time, Ms. Luttrell’s annual salary was $210,000 with a target bonus of 40% of base salary. Until April 2017, Ms. Luttrell’s salary was $185,000 per year. Upon her promotion, 100% of Ms. Luttrell’s salary and bonus was paid by the Manager and not reimbursed by us. Prior to her appointment as Senior Vice President, Chief Financial Officer and Treasurer, Ms. Luttrell served as the Company’s Corporate Controller and Vice President of Financial Reporting. Ms. Luttrell was not a NEO for the 2016 fiscal year.

(4)
Mr. Drummond served as Senior Vice President, Chief Financial Officer and Treasurer of the Company until May 3, 2017, with an annual salary of  $228,375 and a target bonus of 75% of base salary. 100% of Mr. Drummond’s salary and bonus was paid by the Manager and not reimbursed by us.

(5)
Represents the portion of Mr. Drummond’s $228,375 salary paid to him from January 1, 2017 to May 3, 2017, when he retired from his position as Senior Vice President, Chief Financial Officer and Treasurer of the Company.

(6)
Represents a discretionary bonus paid to Mr. Drummond by the Manager upon his retirement.

(7)
Amounts presented represent the grant date fair value of the shares granted to each individual times the number of shares granted on such date.

(8)
Other compensation for each named executive officer is described in the following table. All group insurance premiums were incurred by the Manager and fully reimbursed to the Manager by us.

Name	Year	Group Insurance Premiums	401(k)	Dividends on Unvested Restricted Stock	Total
Dean Jernigan	2017	$15,276	$—	$—	$15,276
	2016	22,006	—	—	22,006
John A. Good	2017	19,537	8,255	126,000	153,792
	2016	20,946	4,907	126,000	151,853
Kelly P. Luttrell(1)	2017	22,464	6,603	18,083	47,150
William C. Drummond	2017	380	7,507	11,667	19,554
	2016	480	3,187	32,083	35,750

(1)
Ms. Luttrell was appointed to the role of Senior Vice President, Chief Financial Officer and Treasurer on May 3, 2017, which role was previously held by Mr. Drummond. Includes compensation paid to Ms. Luttrell during 2017 in her prior position with the Company as Corporate Controller and Vice President of Financial Reporting. Prior to her appointment as Senior Vice President, Chief Financial Officer and Treasurer, Ms. Luttrell was not a NEO.

2018 Compensation
For the fiscal year ending December 31, 2018, Mr. Good will receive an annual base salary of  $400,000. Beginning on March 5, 2018, Ms. Luttrell will receive an annual base salary of  $300,000. For the period from January 1, 2018 through and including March 4, 2018, Ms. Luttrell’s annual base salary was $210,000. The Manager has set performance goals for the Manager’s senior management team consisting primarily of personal goals, inasmuch as we expect to remain in growth mode throughout much of 2018. Upon attainment of personal goals, Ms. Luttrell can earn a targeted bonus of  $150,000.
Outstanding Equity Awards at Fiscal Year-End December 31, 2017
The following table presents information about our NEO’s outstanding equity awards as of December 31, 2017.
Name	Number of Shares of Stock That Have Not Vested(1)	Market Value of Shares of Stock That Have Not Vested(2)
Dean Jernigan	$—	$—
John A. Good	100,000	1,901,000
Kelly P. Luttrell	21,666	411,871
William C. Drummond(3)	8,334	158,429

(1)
Represents restricted shares of common stock granted under our Amended and Restated 2015 Equity Incentive Plan for 2016 and 2017 bonus awards. For Mr. Jernigan, 0 shares vested in 2017. For Mr. Good, 20,000 shares vested on June 15, 2017, 20,000 shares will vest on each of June 15, 2018, 2019 and 2020, and 13,333 shares will vest on each of May 3, 2018 and 2019, and 13,334 shares will vest on May 3, 2020. For Ms. Luttrell, 1,667 shares vested on September 23, 2017, 1,666 shares will vest on September 23, 2018, 6,667 shares will vest on each of May 3, 2018 and 2019, and 6,666 shares will vest on May 3, 2020. For Mr. Drummond, 8,333 shares vested on August 15, 2017, and 8,334 shares will vest on August 15, 2018 upon the consummation of his advisory agreement with the Company.

(2)
Market value of shares reflects the number of shares multiplied by $19.01 per share, which was the closing price of our common stock on the NYSE on December 29, 2017.

(3)
Mr. Drummond will remain a participant under the Plan for as long as he continues to provide advisory services to the Company. As a result, Mr. Drummond’s unvested shares of restricted stock were not forfeited upon his resignation.

Employment Agreements
On the date that Mr. Good began employment with our Manager, he and the Manager entered into an executive employment agreement with a five-year term. An executive employment agreement between our Manager and Mr. Drummond was terminated on May 3, 2017 upon his retirement. Unless otherwise terminated, the employment agreements expire at the end of their initial terms.
The employment agreement for Mr. Good provides that, if the executive’s employment is terminated:
•
by us for “cause,” by the executive without “good reason,” as a result of a non-renewal of the employment term by the executive, or due to the executive’s death, then we shall pay the executive all accrued but unpaid wages through the termination date and all approved, but unreimbursed, business expenses;

•
by us without “cause” or by the executive for “good reason,” then we shall pay the executive: (i) all accrued but unpaid wages through the termination date; (ii) all approved, but unreimbursed, business expenses; and (iii) a separation payment equal to the sum of three times (3x) his (A)

then-current base salary, (B) average annual bonus for the two annual bonus periods completed prior to termination (or target bonus for any fiscal year not yet completed, with such separation payment being payable in equal installments over a period of 12 months following such termination;
•
due to the executive’s death or “disability,” then we shall pay the executive (or the executive’s estate and/or beneficiaries, as the case may be): (i) all accrued but unpaid wages through the termination date; and (ii) all approved, but unreimbursed, business expenses.

Additionally, if the executive’s employment is terminated by us without “cause,” or by the executive for “good reason,” all of the executive’s outstanding unvested equity-based awards (including but not limited to, restricted stock and restricted stock units) will vest and become immediately exercisable and unrestricted, without any action by the Board of Directors or any committee thereof  (except vesting may be delayed to qualify as performance-based compensation for purposes of Section 162(m) of the Code).
The executive’s right to receive the severance payments and benefits described above is subject to his delivery and non-revocation of an effective general release of claims in favor of the Company and compliance with customary restrictive covenant provisions, including, relating to confidentiality, noncompetition, nonsolicitation, cooperation and nondisparagement.
In addition, under the employment agreements, to the extent any payment or benefit would be subject to an excise tax imposed in connection with Section 4999 of the Code, such payments and/or benefits may be subject to a “best pay cap” reduction to the extent necessary so that the executive receives the greater of the (i) net amount of the payments and benefits reduced such that such payments and benefits will not be subject to the excise tax and (ii) net amount of the payments and benefits without such reduction.
EQUITY COMPENSATION PLAN INFORMATION
The following table gives information about shares of our common stock that may be issued under our Amended and Restated 2015 Equity Incentive Plan as of December 31, 2017.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by stockholders(1)	185,002	—	83,413
Equity compensation plans not approved by stockholders	—	—	—
Total	185,002	—	83,413

(1)
Our Amended and Restated 2015 Equity Incentive Plan was approved by our stockholders on May 3, 2017.

(2)
There are no outstanding option or other awards with an exercise price.

AUDIT COMMITTEE REPORT
The Audit Committee has the responsibilities and powers set forth in its charter, which include the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications and independence of any independent registered public accounting firm engaged by the Company, the Company’s internal audit function, and the performance of any independent registered public accounting firm.
Management is responsible for the preparation, presentation and integrity of our financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures to provide for compliance with accounting standards and applicable laws and regulations. Our independent registered public accounting firm is responsible for planning and carrying out a proper audit of our annual financial statements and reviews of our quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.
The Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2017 with management. In addition, the Audit Committee has discussed with Grant Thornton LLP, our independent registered public accounting firm, the matters required to be discussed by the Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board, and other matters required by the charter of this committee.
The Audit Committee also has received the written disclosures and the letter from Grant Thornton LLP required by the Public Company Accounting Oversight Board Rule 3526, and has discussed with Grant Thornton LLP their independence from the company and its management.
The Audit Committee has discussed with management and the independent registered public accountants such other matters and received such assurances from them as they deemed appropriate.
As a result of its review and discussions, the Audit Committee has recommended to the Board of Directors the inclusion of our audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2017, for filing with the Securities and Exchange Commission.
AUDIT COMMITTEE:
Howard A. Silver (Chairman)
Mark O. Decker
Dr. Harry J. Thie
The Audit Committee Report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act of 1933, as amended (the “Exchange Act”), that might incorporate SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

AUDIT AND NON-AUDIT FEES
The following table shows the fees paid or accrued by us for audit and other services provided by Grant Thornton LLP, our independent registered public accounting firm by management agreement effective July 25, 2017, for the years ended December 31, 2017 and 2016. Audit related fees consist of services rendered relating to a comfort letter. Tax fees consist of services performed and expenses incurred relating to tax return preparation and compliance.
	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees	Total Fees
2017	$448,000	$—	$—	$—	$448,000
2016	359,791	—	—	—	359,791
The Audit Committee pre-approved all services provided by our independent registered public accounting firm for 2017 and 2016.
Pre-Approval Policies and Procedures
The Audit Committee’s policy is to review and pre-approve through a separate pre-approval by the Audit Committee, any engagement of the Company’s independent auditor to provide any permitted non-audit service to the Company. In addition, the Audit Committee has delegated authority to its chairperson to pre-approve engagements for the performance of audit and non-audit services. The chairperson must report all pre-approval decisions to the Audit Committee on or before its next scheduled meeting.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee is responsible for selecting our independent registered public accounting firm and has selected Grant Thornton LLP to audit our financial statements for the 2018 fiscal year. Our Board of Directors believes that submitting the appointment of Grant Thornton LLP to the stockholders for ratification is a matter of good corporate governance. A representative of Grant Thornton LLP is expected to be present at the Annual Meeting of Stockholders to make a statement if they so desire and to answer any appropriate questions.
In the event you do not ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm, the Audit Committee will reconsider the appointment of Grant Thornton LLP. Even if you do ratify the appointment, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interests of the company and its stockholders.
Stockholder approval for the appointment of our independent registered public accounting firm is not required, but the Board of Directors is submitting the selection of Grant Thornton LLP for ratification in order to obtain the views of our stockholders. This proposal will be approved if the votes cast “For” the proposal exceed the votes cast “Against” the proposal. Neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved. The Audit Committee will consider a vote against the firm by the stockholders in selecting our independent registered public accounting firm in the future.
On behalf of the Audit Committee, our Board of Directors recommends a vote in favor of Proposal No. 2.

OTHER MATTERS
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our directors and executive officers file with the Commission initial reports of ownership and reports of changes in ownership of our common stock and furnish us with copies of all forms filed.
To our knowledge, based solely on review of the copies of such reports furnished to us and representations that no other reports were required, during the past fiscal year all Section 16(a) filing requirements applicable to our directors and executive officers were completed on a timely basis, except for the Forms 4 filed on August 15, 2017, with respect to Mark O. Decker and September 27, 2017 with respect to Kelly P. Luttrell, as the Company inadvertently failed to timely file the Forms 4 on their behalf.
Other Matters to Come Before the 2018 Annual Meeting
Our Board of Directors, at the time of the preparation of this Proxy Statement, knows of no business to come before the meeting other than that referred to herein. If any other business should come before the meeting, the proxy holders will have discretionary authority to vote all proxies in accordance with their best judgment.
BY ORDER OF THE BOARD OF DIRECTORS
Kelly P. Luttrell
Corporate Secretary
March 21, 2018

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY E42615-P03329 ! ! ! For All Withhold All For All Except For Against Abstain ! ! ! To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. JERNIGAN CAPITAL, INC. 2. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends you vote FOR the following proposal (Common stockholders only): 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR the following (Common stockholders only): 01) Dean Jernigan 02) John A. Good 03) Mark O. Decker 04) Howard A. Silver 05) Dr. Harry J. Thie Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. SCAN TO VIEW MATERIALS & VOTE w VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. JERNIGAN CAPITAL, INC. 6410 POPLAR AVE. SUITE 650 MEMPHIS, TN 38119

E42616-P03329 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. COMMON STOCK JERNIGAN CAPITAL, INC. Annual Meeting of Stockholders May 2, 2018 9:00 AM EDT This proxy is solicited by the Board of Directors The undersigned, as stockholder(s) of record of the common stock of Jernigan Capital, Inc., hereby appoint(s) Dean Jernigan and John A. Good, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of JERNIGAN CAPITAL, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM EDT on May 2, 2018, at the Loews Atlanta Hotel, 1065 Peachtree Street NE, Atlanta, Georgia 30309 and any adjournment or postponement thereof. For Proposal 1 (Election of Directors), you may vote “FOR” all of the nominees to the Board of Directors or you may “WITHHOLD” your vote for all of the nominees or for any nominee(s) that you specify. For Proposal 2 (Ratification of the appointment of Grant Thornton LLP), you may vote “FOR” or “AGAINST” such proposal or “ABSTAIN” from voting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY E42617-P03329 ! ! ! For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. JERNIGAN CAPITAL, INC. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1. Election of Director Nominee: The Board of Directors recommends you vote FOR the following (Series A Preferred stockholders only): 01) James D. Dondero Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. SCAN TO VIEW MATERIALS & VOTE w VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. JERNIGAN CAPITAL, INC. 6410 POPLAR AVE. SUITE 650 MEMPHIS, TN 38119

E42618-P03329 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. PREFERRED STOCK JERNIGAN CAPITAL, INC. Annual Meeting of Stockholders May 2, 2018 9:00 AM EDT This proxy is solicited by the Board of Directors The undersigned stockholder(s) of record of the Series A Preferred Stock of Jernigan Capital, Inc., hereby appoint(s) Dean Jernigan and John A. Good, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series A Preferred Stock of JERNIGAN CAPITAL, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM EDT on May 2, 2018, at the Loews Atlanta Hotel, 1065 Peachtree Street NE, Atlanta, Georgia 30309 and any adjournment or postponement thereof. For Proposal 1 (Election of Director), you may vote “FOR” the nominee to the Board of Directors or you may “WITHHOLD” your vote for the nominee or for any nominee that you specify. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side